UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2023

CLOVER HEALTH INVESTMENTS, CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39252	98-1515192
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

3401 Mallory Lane, Suite 210
Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 432-2133

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CLOV	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2023, the Board of Directors of Clover Health Investments, Corp. (the "Company") appointed Jamie L. Reynoso Chief Executive Officer of Medicare Advantage, effective immediately. Ms. Reynoso had previously served as Chief Operating Officer of the Company.

Biographical information for Ms. Reynoso is set forth on page 18 of the Company’s Proxy Statement for its 2022 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on August 12, 2022 (the “2022 Proxy”), in the section entitled “Executive Officers,” and information regarding the terms of her employment agreement is set forth on pages 28 and 42 of the 2022 Proxy in the sections entitled “2021 Executive Compensation Overview - Executive Compensation Decisions Related to Executive Team Changes - Employment Agreement with Jamie L. Reynoso,” and “Potential Payments Upon Termination or Change in Control - Separation Arrangements - Prabhdeep Singh and Jamie L. Reynoso” respectively, which information is incorporated herein by reference. Ms. Reynoso is also party to an indemnification agreement in the Company's standard form for its executive officers, which requires the Company to, among other things, indemnify its executive officers against liabilities that may arise by reason of their status or service. The form indemnification agreement was filed as Exhibit 10.2 to the Company's Current Report on Form 8-K (No. 001-39252) filed on January 12, 2021, and is incorporated by herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 4, 2023, the Company issued a press release announcing that its Chief Executive Officer, Andrew Toy, will present at the 41st Annual J.P. Morgan Healthcare Conference on Wednesday, January 11, 2023, at 4:30 p.m. Eastern Time. A live webcast of the presentation will be accessible through the investor relations section of the Company's website. The slide presentation to be used during the presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference.

On January 10, 2023, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, providing a business update on the Company and announcing partial guidance for the fiscal year ending December 31, 2023.

The information set forth in this Item 7.01 (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) List of Exhibits

Exhibit No.	Description

99.1	Press release dated January 10, 2023
99.2	Slide Presentation dated January 10, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Clover Health Investments, Corp.

Date:	January 10, 2023	By:	/s/ Joseph Martin
		Name:	Joseph Martin
		Title:	General Counsel and Corporate Secretary